                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20579


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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - August 3, 2005


                                Littelfuse, Inc.
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             (Exact name of registrant as specified in its charter)




   Delaware                         0-20388                     36-3795742
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



     800 E. Northwest Hwy., Des Plaines, IL                        60016
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     (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code: (847) 824-1188

                                 Not Applicable
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             (Former name or address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure
           (The information under this Item 7.01 is being furnished pursuant to Item 12 of Form 8-K)

           On Wednesday, August 3, 2005, the Registrant issued a press release disclosing financial results for the quarter ended July 2, 2005. The press release is made part of this Form and is attached as Exhibit 99.1.

           The press release, dated August 3, 2005, made a part of the Form include forward looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements include but are not limited to comments with respect to the objectives and strategies, financial condition, results of operations and business of the Registrant.

           These forward looking statements involve numerous assumptions, inherent risks and uncertainties, both general and specific, and the risk that predictions and other forward looking statements will not be achieved. The Registrant cautions you not to place undue reliance on these forward looking statements as a number of important factors could cause actual future results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward looking statements.

ITEM 9.01  Financial Statements and Exhibits

           99.1     Press Release, dated August 3, 2005

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              Littelfuse, Inc.

Date:    August 3, 2005                   By: /s/ Philip G. Franklin
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                                              Philip G. Franklin
                                              Vice President, Operations Support
                                              and Chief Financial Officer

                                  Exhibit Index



99.1     Press Release, dated August 3, 2005